SUPPLEMENT DATED MAY 1, 2016
TO PROSPECTUS DATED MAY 1, 2008
WRL BENEFACTORSM
An Individual Flexible Premium Variable Life Insurance Policy
Issued through
WRL Series Life Account G
By
Transamerica Premier Life Insurance Company
(Formerly, Western Reserve Life Assurance Co. of Ohio)

NOTICE:  Effective with this mailing, we have made a change to your annual prospectus delivery.  This mailing includes underlying fund prospectuses for only those underlying funds in which you are invested and not for all available underlying funds.  If you decide to invest in a different underlying fund investment at any time, we will send that underlying fund prospectus with the confirmation statement.
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The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus:
Range of Expenses for the Portfolios1

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2015.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.32%	0.86%

1 The portfolio expenses used to prepare this table were provided to Transamerica Premier by the underlying funds.  Transamerica Premiere has not independently verified such information.  The expenses shown are those incurred for the year ended December 31, 2015.  Current or future expenses may be greater or less than those shown.  There are no portfolios in reimbursement.
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Please note the following portfolio changes:
Transamerica Aegon Money Market VP was renamed Transamerica Aegon Government Money Market VP
Transamerica Morgan Stanley Mid Cap Growth VP was renamed Transamerica Janus Mid-Cap Growth VP
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Please replace the word "gender" with "sex" throughout the document.
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The following replaces the paragraph "Tax Benefits":

We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary.  If your Policy is not a Modified Endowment Contract ("MEC") you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy.  The full amount of the loan will be treated as a distribution upon surrender and taxed accordingly.  This will also happen if you surrender your Policy with an outstanding loan with an excess in the basis in your Policy. If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated when made first as taxable income to you to the extent of gain then in the policy and then as non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before age 59½.  Please refer to the section of this prospectus entitled "Federal Income Tax Considerations" for more details.
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The following replaces the first sentence that includes the address of Transamerica Asset Management, Inc. under "The Portfolios" following the portfolio listing:
Transamerica Asset Management, Inc. ("TAM"), located at 1801 California Street, Suite 5200, Denver, Colorado 80202, serves as investment adviser to the Transamerica Series Trust ("Series Trust") and manages the Series Trust in accordance with policies and guidelines established by the Series Trust's Board of Trustees.
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The following replaces the paragraph under "Portfolio Expenses":
 The value of each subaccount will reflect the fees and expenses paid and received by the corresponding portfolio – including, but not limited to – operating expenses and any 12b-1 fees.  Please see the fund prospectuses for more detailed information about the portfolios. Note:  The government money market portfolios may impose redemption fees during economic emergencies.  Please review carefully the government money market portfolio prospectuses.

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The following is added to the listing of cash withdrawal conditions under "Cash Withdrawal":

A withdrawal from the Transamerica Government Money Market VP portfolio may be subject to a redemption fee.

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The following replaces "Cyber Security" under the section entitled "Additional Information":

Cyber Security Risks
Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber‑attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, the portfolios, intermediaries and other affiliated or third-party service providers may adversely affect us and your cash value. For instance, cyber-attacks may:  interfere with our processing of Policy transactions, including the processing of orders from our website or with the portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the portfolios invest, which may cause the portfolios to lose value. There can be no assurance that we, the portfolios or our service providers will avoid losses affecting your Policy that result from cyber‑attacks or information security breaches.
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The following is added to the section entitled "Tax Treatment of Policy Benefits":
Same Sex Relationships.  Same sex couples have the right to marry in all states.  The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this Policy or any Rider.  Individuals in other arrangements, such as, civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized under the relevant state law will not be treated as married or as spouses as defined in the Policy.  Therefore, tax treatment of individuals who do not meet the definition of "spouse" have adverse tax consequences and/or may not be permissible.  Please consult a tax advisor for more information on this subject.
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Illustrations:

The information contained in both the explanation and "Hypothetical Illustrations" is out-of-date and should not be relied upon.
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For additional information, you may contact us at our administrative office at 1-800-851-9777, from 8:30a.m. – 7:00p.m., Eastern Time or visit our website at: wwwpremier.transamerica.com.  TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org  or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PRODUCT PROSPECTUS